Exhibit 99.2

NEIMAN MARCUS GROUP ANNOUNCES

EXCHANGE OFFERS AND CONSENT SOLICITATIONS RELATING TO

EXISTING UNSECURED 8.000% SENIOR CASH PAY NOTES DUE 2021

AND 8.750%/9.500% SENIOR PIK TOGGLE NOTES DUE 2021

DALLAS — April 29, 2019 — Neiman Marcus Group LTD LLC, a Delaware limited liability company (the “Company”), today announced the commencement of offers to exchange (the “Exchange Offers”) any and all of its outstanding $960,000,000 aggregate principal amount of existing unsecured 8.000% Senior Cash Pay Notes due 2021 (the “Existing Cash Pay Notes”) and $655,746,580 aggregate principal amount of existing unsecured 8.750%/9.500% Senior PIK Toggle Notes due 2021 (the “Existing PIK Toggle Notes” and, together with the Existing Cash Pay Notes, the “Existing Notes”) for (i) as to Eligible Holders (as defined below) who validly tender prior to the Early Tender Date (as defined below), on a par-for-par basis, a combination of (a) non-voting cumulative preferred shares of Series A Preferred Stock of  MYT Holding Co., a U.S. holding company (“MYT Holding Co.”) that will indirectly hold, prior to the settlement date of the Exchange Offers, NMG Germany GmbH, which holds and conducts the operations of MyTheresa, accruing dividends at a rate of 10.000% per annum (the “MYT Series A Preferred Stock”) and (b) new third lien notes due 2024, bearing interest payable in cash at a rate of 8.000% per annum in respect of exchanged Existing Cash Pay Notes (the “New 8.000% Third Lien Notes”) and 8.750% per annum in respect of exchanged Existing PIK Toggle Notes (the “New 8.750% Third Lien Notes” and, together with the New 8.000% Third Lien Notes, the “New Third Lien Notes”), and (ii) as to Eligible Holders who validly tender after the Early Tender Date but prior to the Expiration Date (as defined below), New Third Lien Notes on a par-for-par basis. The New Third Lien Notes shall be joint and several primary obligations of the Company, The Neiman Marcus Group LLC, a Delaware limited liability company, Mariposa Borrower, Inc., a Delaware corporation, and The NMG Subsidiary LLC, a Delaware limited liability company.

Concurrently with the Exchange Offers, upon the terms and subject to the conditions set forth in the Offering Memorandum and related Letter of Transmittal, the Company is soliciting consents (the “Consent Solicitations”) from holders of the Existing Notes to certain proposed amendments to the indentures governing the Existing Notes (the “Existing Indentures”) to remove substantially all of the restrictive covenants contained therein and effect certain other changes. The terms of the Exchange Offers and Consent Solicitations are consistent with the terms set forth in the previously announced Transaction Support Agreement, dated March 25, 2019, as amended on April 10, 2019 and April 19, 2019, by and among the Company, certain of its affiliates and holders of Existing Notes and term loans under the Company’s term loan credit facility (the “TSA”).

The following table sets forth the total consideration per $1,000 principal amount of Existing Cash Pay Notes and Existing PIK Toggle Notes if validly tendered prior to or on the Early Tender Date and the exchange consideration per $1,000 principal amount of Existing Cash Pay Notes and Existing PIK Toggle Notes if validly tendered after the Early Tender Date and accepted for exchange in the Exchange Offers:

Existing Cash Pay Notes Exchange Offer
CUSIP of Existing Cash Pay Notes	Outstanding Aggregate Principal Amount of Existing Cash Pay Notes	Total Consideration per $1,000 Principal Amount of Existing Cash Pay Notes if Tendered Prior to or on the Early Tender Date(1)	Exchange Consideration per $1,000 Principal Amount of Existing Cash Pay Notes if Tendered After the Early Tender Date
570254AA0 (Rule 144A) U5689P AA6 (Reg. S) 570254 AC6 (IAI)	$960,000,000	$845.27 principal amount of New 8.000% Third Lien Notes 154.72723451 shares of MYT Series A Preferred Stock	$1,000 principal amount of New 8.000% Third Lien Notes

Existing PIK Toggle Notes Exchange Offer
CUSIP of Existing PIK Toggle Notes	Outstanding Aggregate Principal Amount of Existing PIK Toggle Notes	Total Consideration per $1,000 Principal Amount of Existing PIK Toggle Notes if Tendered Prior to or on the Early Tender Date(1)	Exchange Consideration per $1,000 Principal Amount of Existing PIK Toggle Notes if Tendered After the Early Tender Date
570254 AB8 (Rule 144A) U5689P AB4 (Reg. S) 570254 AD4 (IAI)	$655,746,580	$845.27 principal amount of New 8.750% Third Lien Notes 154.72723451 shares of MYT Series A Preferred Stock	$1,000 principal amount of New 8.750% Third Lien Notes

(1) Assuming 100% participation in the Exchange Offers by the Early Tender Date.  In the event that less than 100% of the Existing Notes are tendered in the Exchange Offers by the Early Tender Date, each holder tendering by the Early Tender Date will receive (a) additional shares of MYT Series A Preferred Stock reflecting such holder’s Pro Rata Share of the difference between (x) 250,000,000 shares of MYT Series A Preferred Stock and (y) the number of shares of MYT Series A Preferred Stock that would have been issued in the Exchange Offers if all holders that tender by the Early Tender Date were to receive 154.72723451 shares of MYT Series A Preferred Stock per $1,000 principal amount of Existing Notes tendered and (b) an offsetting reduction in principal amount of New Third Lien Notes per $1,000 principal amount of Existing Notes tendered equal to the product of (i) the number of additional shares of MYT Series A Preferred Stock described in clause (a) multiplied by (ii) $1.00.  The number of shares of MYT Series A Preferred Stock will be rounded up or down to the nearest whole share.  “Pro Rata Share” means, as to any holder, the fraction, (x) the numerator of which is the aggregate principal amount of Existing Notes tendered in the Exchange Offers by such holder before the Early Tender Date and (y) the denominator of which is the aggregate principal amount of Existing Notes tendered by all holders of the Existing Notes in the Exchange Offers before the Early Tender Date.

In addition to the consideration set forth above, holders of Existing Notes who participate in the Exchange Offers will receive cash amounts for accrued and unpaid interest in respect of their exchanged Existing Notes up to, but not including, the settlement date for the Exchange Offers.

In order to be eligible to receive the MYT Series A Preferred Stock, Eligible Holders must validly tender (and not validly withdraw) their Existing Notes prior to 5:00 p.m., New York City time, on May 10, 2019 (the “Early Tender Date”). Eligible Holders of Existing Notes who validly tender after the Early Tender Date but prior to the Expiration Date (and do not validly withdraw their tender) will receive $1,000 principal amount of New 8.000% Third Lien Notes per $1,000 principal amount of tendered Existing Cash Pay Notes and $1,000 principal amount of New 8.750% Third Lien Notes per $1,000 principal amount of tendered Existing PIK Toggle Notes. The Exchange Offers will expire at 11:59 p.m., New York City time, on May 24, 2019, unless extended or earlier terminated (the “Expiration Date”). Tendered Existing Notes may be validly withdrawn at any time prior to 5:00 p.m. New York City time, on May 10, 2019, but not thereafter. The settlement date for the Exchange Offers will occur on or prior to the fifth business day following the Expiration Date.

As previously disclosed in the Company’s Current Report on Form 8-K filed March 25, 2019, the consummation of the Exchange Offers and Consent Solicitations is expected to occur substantially contemporaneously with the issuance of $550 million of new second lien notes and the amendment and extension of the Company’s senior secured term loan facility (as so amended and extended, the “Amended Term Loan Facility”).

As further described in the Offering Memorandum, it is expected that the New Third Lien Notes will be secured by a collateral package that includes (i) a first-priority security interest in $200 million of currently unencumbered real estate (the “PropCo Assets”), (ii) a third-priority security interest in the expanded package of term loan priority collateral, (iii) a first-priority pledge of 50% of the common equity interests of MYT Holding Co. and (iv) a fourth-priority security interest in the collateral that secures the Company’s existing revolving credit facility on a first lien basis, in each case subject to permitted liens and other exceptions and limitations as described in the Offering Memorandum. The first-priority security interest in the PropCo Assets will be subject to a “call right” in favor of the lenders under the Amended Term Loan Facility, pursuant to which such lenders would have the option to fund in cash the redemption of the New Third Lien Notes, at par, in a principal amount equal to $200,000,000. Upon exercise of such call right, among other items, the liens on the PropCo Assets securing the New Third Lien Notes (as well as the second lien notes), will be subordinated to the liens in favor of such lenders.  It is expected that the New Third Lien Notes will be guaranteed, subject to certain exceptions, by each of the Company’s current and future domestic subsidiaries and future foreign subsidiaries, and that the indenture governing the New Third Lien Notes will have more restrictive negative covenants than those of the Existing Indentures.

Under the terms of the MYT Series A Preferred Stock offered in the Exchange Offers, NMG Germany GmbH and its subsidiaries that conduct the operations of MyTheresa (the “MYT Operating Entities”), will also be subject to certain covenants (distinct from the negative covenants applicable to the Company and its restricted subsidiaries), designed to enable those entities to continue to operate in the ordinary course. However, the MYT Operating Entities will not provide any direct guarantees or equity pledges in support of the New Third Lien. These entities will remain outside of the Company’s credit structure and will continue to operate as a standalone business.

The Exchange Offers will be conditioned on the satisfaction, or the waiver by the Company, of certain conditions described in the Offering Memorandum and related Letter of Transmittal. The Company may amend or waive the conditions at any time, in its sole discretion, and may terminate, modify or withdraw the Exchange Offers at any time and from time to time and for any reason, including if any of the conditions are not or will not be satisfied. The consummation of each Exchange Offer is conditioned on, among other things, (i) the valid tender, and the absence of valid withdrawal, of at least 95% of the aggregate outstanding principal amount of the Existing Notes (in the aggregate), provided that the 95% threshold may be lowered by the Company in its sole discretion, (ii) the delivery, and absence of withdrawal, of the consents with respect to more than 50% of the aggregate principal amount of each series of the Existing Notes approving the adoption of the amendments to each Existing Indenture, (iii) the consummation of the other transactions contemplated by the TSA, (iv) the restructuring of intercompany debt and equity rearrangement of the direct parent and the subsidiaries of MYT Holding Co., (v) the consummation of the other Exchange Offer, (vi) the continued effectiveness of the TSA and (vii) certain other customary conditions. The adoption of the amendments to each Existing Indenture requires the consent of the holders of a majority of the aggregate principal amount of Existing Notes outstanding pursuant to such Existing Indenture. Holders who validly tender (and do not validly withdraw) their Existing Notes in the Exchange Offers will be deemed to have delivered their related consents in the applicable Consent Solicitation. After giving effect to the joinders to the TSA from holders of Existing Notes and term loans under the Company’s term loan credit facility after March 25, 2019, holders of approximately 90.8% of the Existing Notes have entered into the TSA and agreed to deliver consents to amend the Existing Indentures pursuant to the Consent Solicitations; as such, if the conditions to the Exchange Offers are satisfied or waived and the Exchange Offers are consummated, the amendments to the Existing Indentures will receive sufficient consent to become operative.

The Exchange Offers are being made, and the New Third Lien Notes and MYT Series A Preferred Stock are being offered and issued, only (a) in the United States to holders of Existing Notes who the Company reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or institutional “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act and (b) outside the United States to holders of Existing Notes who are (i) persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) and (ii) “non-U.S. qualified offerees” (as will be defined in the letter of eligibility described below) in reliance upon Regulation S under the Securities Act (collectively, “Eligible Holders”).

The New Third Lien Notes and the MYT Series A Preferred Stock have not been registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release is for informational purposes only. This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Third Lien Notes or MYT Series A Preferred Stock, nor shall there be any sale of the New Third Lien Notes or MYT Series A Preferred Stock, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

The Company is making the Exchange Offers only to Eligible Holders through, and pursuant to, the terms of the Offering Memorandum and related Letter of Transmittal. None of the Company, the dealer managers, the information agent, the exchange agent, the trustee with respect to the Existing Notes or the trustee with respect to the New Third Lien Notes or any affiliate of any of the foregoing makes any recommendation as to whether Eligible Holders should tender or refrain from tendering all or any portion of the principal amount of such Eligible Holder’s Existing Notes for New Third Lien Notes and MYT Series A Preferred Stock in the Exchange Offers. Eligible Holders must make their own decision as to whether to tender Existing Notes in the Exchange Offers and, if so, the principal amount of Existing Notes to tender.

There can be no assurance that the Exchange Offers and Consent Solicitations will be consummated on the terms described in this press release or at all. The Company is obligated to consummate the Exchange Offers in accordance with the terms of the TSA. The complete terms and conditions of the Exchange Offers will be set forth in the Offering Memorandum and related Letter of Transmittal.

Documents relating to the Exchange Offers will only be distributed to Eligible Holders who certify that they are within the category of Eligible Holders for these private exchange offers and who properly complete an eligibility letter electronically through the website of D.F. King & Co., Inc., the information agent for the Exchange Offers, at www.dfking.com/nmg, or by calling (866) 751-6310 or emailing nmg@dfking.com.

About Neiman Marcus Group

Neiman Marcus Group is a luxury, multi-branded, omni-channel fashion retailer conducting integrated store and online operations under the Neiman Marcus, Bergdorf Goodman, Neiman Marcus Last Call, Horchow, and mytheresa brand names.  For more information, visit http://www.neimanmarcusgroup.com.

Contact:

John Walls
Director, Brand Public Relations
Neiman Marcus Group
john_walls@neimanmarcusgroup.com
O: (214) 573-6642

* * *

Forward Looking Statements

The Company has included statements in this press release that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act, as amended, and Section 27A of the Securities Act. As a general matter, forward-looking statements are those focused on future or anticipated events or trends, expectations and beliefs including, among other things, the Company’s expectations with respect to the amend and extend transaction described herein. Such statements are intended to be identified by using words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “project,” “plan” and similar expressions in connection with any discussion of future operating or financial performance. Any forward-looking statements are and will be based upon the Company’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Readers are cautioned not to put undue reliance on such forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in this press release for reasons, among others, including (i) the participation by noteholders in the Exchange Offers, (ii) the satisfaction of the conditions to the Exchange Offers, (iii) the availability of alternative transactions, (iv) the impact of publicity surrounding negotiations related to the TSA and related matters, (v) general financial or market conditions and (vi) those factors discussed in the Offering Memorandum and those factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in the Company’s Annual Report on Form 10-K and those factors described in the “Risk Factors” section and elsewhere in the Company’s Quarterly Report on Form 10-Q, both filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.